American Funds Tax-Exempt Fund of New York® Prospectus Supplement March 1, 2026 (for the most recent summary prospectus)

1.	The “Annual fund operating expenses” and “Example” tables in the “Fees and expenses of the fund” section are amended in their entirety to read as follows. Except as indicated below, footnotes in the summary prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the net asset value of your investment)
Share class:	A	C	T	F-1	F-2	F-3
Management fees[2]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.25	none	none
Other expenses	0.13	0.13	0.13	0.24	0.22	0.10
Total annual fund operating expenses	0.63	1.38	0.63	0.74	0.47	0.35
Expense reimbursement[3]	0.05	0.05	0.05	0.05	0.05	0.05
Total annual fund operating expenses after expense reimbursement and fee waiver	0.58	1.33	0.58	0.69	0.42	0.30
[2]	Restated to reflect current fees.
[3]	The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least October 1, 2026. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Share class:	A	C	T	F-1	F-2	F-3	For the share class listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C
1 year	$432	$235	$308	$70	$43	$31		1 year	$135
3 years	564	432	442	232	146	107		3 years	432
5 years	708	750	588	407	258	191		5 years	750
10 years	1,127	1,448	1,012	914	587	438		10 years	1,448

2. The following will be added as the fourth paragraph under the “Principal investment strategies” section:

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

3. The following will be added as the 13th paragraph under the “Principal risks” section:

Nondiversification — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

4. The following will be added as the fourth paragraph under the heading “American Funds Tax-Exempt Fund of New York” in the “Investment objectives, strategies and risks” section:

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

5. The following will be added as the last two paragraphs under the heading “American Funds Tax-Exempt Fund of New York” in the “Investment objectives, strategies and risks” section:

The following is an additional principal risk associated with investing in the American Funds Tax-Exempt Fund of New York.

Nondiversification — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Keep this supplement with your summary prospectus.

Lit. No. MFGESU-016-0326P Litho in USA CGD/AFD/10039-S105308